UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 29, 2006

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 803-2300

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Compliance with Information Delivery Requirements

        On August 8, 2006, Cablevision Systems Corporation (the “Company”) and CSC Holdings, Inc. (“CSC”) filed a Current Report on Form 8-K disclosing that, as a result of a voluntary review, they had determined that the grant date and exercise price assigned to a number of their stock options and SAR grants during the 1997-2002 period did not correspond to the actual grant date and the closing price of the Company’s common stock on that day. The Company and CSC also indicated that they expected they would need to restate previously-issued financial statements and would be unable to file their Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 in a timely fashion.

        Certain provisions of debt instruments and credit agreements of the Company and its subsidiaries, CSC and Rainbow National Services LLC (“RNS”), require the delivery of financial and other information within certain time periods.

        CSC Holdings, Inc. Credit Agreement

        On August 29, 2006, CSC advised the agent bank and the lenders under its Credit Agreement, dated as of February 24, 2006, that due to the expected restatement discussed above it was unable to comply with its covenant to deliver financial information, due on that date, with respect to the periods ended June 30, 2005 and 2006. Under the Credit Agreement, the covenant noncompliance would become an event of default if the breach remains unremedied for 30 days after notice from the agent bank or any lender (other than a Term B lender) or for 60 days after notice from the agent bank or Term B lenders holding at least 25% of the Term B facility.

        The lenders under the Credit Agreement, other than the Term B lenders (the “Required Revolver/Term A Lenders”) have agreed to waive any default resulting from the covenant noncompliance until September 22, 2006 so notice of default could not be given by such a lender until September 25, 2006 at the earliest and CSC would have 30 days from the date of any such notice to cure the default. CSC currently expects to deliver all required information under the Credit Agreement prior to the expiration of any applicable cure period; however, there can be no assurance that it will be able to do so. If CSC fails to cure such a default after the expiration of the applicable cure period the agent bank shall, at the request of, or may, with the consent of, the Required Revolver/Term A Lenders, exercise against CSC the remedies provided for in the Credit Agreement including the right to accelerate outstanding revolving credit and Term A loans under the Credit Agreement.

        CSC has not obtained a waiver of the default resulting from the covenant noncompliance from the lenders holding Term B loans under the Credit Agreement. If the agent bank or lenders holding at least 25% of the Term B loans gives a notice of default, CSC will have 60 days from the date of such notice to cure its noncompliance with the financial information covenant. CSC currently expects to deliver all required information under the Credit Agreement prior to the expiration of any applicable cure period; however, there can be no assurance that it will be able to do so. If CSC fails to cure such a default after the expiration of the applicable cure period the agent bank shall, at the request of, or may, with the consent of, the Required Lenders, exercise against CSC the remedies provided for in the Credit Agreement including the right to accelerate the principal and interest on all outstanding loans under the Credit Agreement. The “Required

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Lenders” are defined as the lenders holding a majority of the outstanding loans under the Credit Agreement (including Term B loans) and unused revolving credit commitments.

        Cablevision Systems Corporation and CSC Holdings, Inc. Indentures

        If the Company and CSC are unable to comply by September 8, 2006 with the information delivery and filing requirements under the indentures relating to their notes and debentures, such noncompliance would become an event of default as to any series of notes or debentures if the Company or CSC, as the case may be, receives notice of such default from the trustee or the holders of at least 25% of the securities of that series and fails to cure the covenant breach within 60 days after receipt of the notice. If the Company or CSC, as the case may be, fails to cure the covenant breach after expiration of the cure period, the trustee or the holders of 25% of the securities of the series may accelerate the principal and accrued interest on the securities of the series.

        The Company and CSC currently expect to satisfy the information delivery and filing requirements under the indentures prior to the expiration of any applicable cure period; however, there can be no assurance that they will be able to do so.

        Rainbow National Services LLC Credit Agreement and Indentures

        RNS furnished the June 30, 2006 financial information required under its indentures and credit agreement and is in compliance with all of its information delivery covenants.

        Forward Looking Statements

        This Form 8-K contains statements that constitute forward looking information within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the ability of Cablevision and CSC to satisfy covenant requirements within cure periods. Investors are cautioned that such forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties and that actual developments and events may differ materially from the forward-looking statements as a result of various factors. Factors that may cause such differences to occur include developments in the preparation of restated financial statements or developments in the government investigations and the litigation relating to past practices in connection with grants of stock options and SARs.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated:  August 29, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated:  August 29, 2006

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